UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  October 18, 2006

Aspyra, Inc.

(Exact Name of Registrant as Specified in Its Charter)

California	0-12551	95-3353465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26115-A Mureau Road
Calabasas, CA 91302
(Address of Principal Executive Offices) (Zip Code)

(818) 880-6700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of  Principal Officers.

On October 18, 2006, William Peterson, the Company’s former Chief Sales and Marketing Officer, resigned due to personal reasons.  The Company will pay Mr. Peterson an amount equal to approximately two months and ten days of his current base salary of $150,000 per year, or payment through December 31, 2006 as severance pay.  The Company will continue to provide Mr. Peterson with healthcare coverage through December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 23, 2006	Aspyra, Inc.

/s/ Steven M. Besbeck
Steven M. Besbeck
President and Chief Executive Officer